Exhibit 99.2

Fourth Quarter and Full Year 2011 Conference Call Leading the Way February 2011 February 28, 2012

Safe Harbor Statement Statements made in this presentation regarding American Public Education, Inc. or its subsidiaries, that are not historical facts are forward-looking statements based on current expectations, assumptions, estimates and projections about American Public Education and the industry. These forward-looking statements are subject to risks and uncertainties that could cause actual future events or results to differ materially from such statements. Forward-looking statements are some times identified by words such as “anticipate”, “believe”, “could", “estimate”, “expect”, “intend”, “may”, “should“, “will” and “would”. These forward looking statements include without limitation statements on slide “First Quarter 2012 Outlook” forward-include, limitation, Outlook”, as well as statements regarding expected growth. Actual results could differ materially from those expressed or implied by these forward-looking statements as a result of various factors, including the various risks described in the “Risk Factors” section and elsewhere in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 as filed with the SEC, and in the Company’s other filings with the SEC. The Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future. 2

Net Course Registrations by Primary Pay Type Full Year 2011 Results: Cash & Other 13% FSA/Title IV 37% VA 9% Civilian students serve as primary growth driver, while the diversification of AMU/APU’s student population Military/TA 41% continues as planned  The focus on quality and customer satisfaction appears to have positively For twelve months ending December 31, 2011 Pay FY2011 (Y/Y) influenced the percentage of AMU/APU alumni who return for a second degree. An integrated, relationship-oriented Type Growth FSA/Title IV 100% VA 44% Military/TA 9% approach to marketing, combined with targeted investments in branding, extend APU’s reach nationwide. Cash & Other -2% 3

Growing Recognition for Academic Quality and Learning Outcomes Walmart is proud to add a family benefit to its Lifelong Learning Program in partnership with APU whereby spouses and dependents of eligible Walmart and Sam’s Club associates in the United States can access the program’s Lifelong Learning Grant. APUS launches ePress – an electronic publishing project to create affordable, open access course materials. In 2011, APUS faculty members delivered more than 800 presentations; earned over 100 awards; and authored over 300 submitted or published articles, papers and books. Focused on strengthening several core competencies, such as measuring student learning, assessing student preparedness, and strengthening teaching presence: Using Lumina Foundation’s “Degree Qualifications Profile” Building a graduate culture for future doctoral programs Seeking program-level accreditation for Nursing, Public Health, and Fire Science Continued process improvements aimed at improving retention and outcomes 114 Full-time faculty recently hired The Accrediting Commission of the Distance Education and Training Council (DETC) recently re-accredit APUS. 4

AMERICAN PUBLIC EDUCATION, INC.

Driven to Create a Positive Student Experience

APUS Graduating Seniors Surveyed:

- 98% evaluated their experience as positive.(1)
- 96% say they would choose APUS again.(1)

APUS Alumni Surveyed:

- 95% agreed or strongly agreed that AMU/APU met their expectations(2)
- 91% would recommend AMU/APU to family, friends or co-workers(2)
- 91% report they're currently employed full-time.(3)
- 65% agree their degree helped them obtain a promotion/job.(3)

Employers of APUS Alumni Surveyed:

- 99% would hire another graduate from APUS.(4)
- 98% would recommend the university to employees.(4)
- 98% agree APUS grads possess field-specific academic skills.(4)



AMU & APU Graduates
21,300+ Alumni
CAGR 58%
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
100
300
600
900
1,100
1,700
2,100
3,400
4,800
6,300
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

Source:
(1) National Survey of Student Engagement (NSSE), 2009.
(2) American Public University System, 1-year Post-graduation Survey, January – December 2011.
(3) American Public University System, 3-year Post-graduation Survey, March 2009-July 2010.
(4) American Public University System, Alumni Employer Survey, January – December 2011.

5

Factors Possibly Impacting Military Communities Total DoD course enrollments using TA remained roughly flat year-over-year 75% of all TA courses through distance learning Possible Tuition Assistance cuts Potential for deployments and drawdowns (Afghanistan) Probable reductions to troop end strength AMU Registration of Estimated (% Total) FY2010 FY2011 AMU Rank Marines 19.7% 21.3% #1 Navy 8.8% 9.6% #1 Ai F 18 5% 20 5% #1 Air Force 18.5% 20.5% Army 12.9% 14.1% #2+ Total 14.6% 15.9% #1 6 + Estimated ranking based on 2010 data (most recent available). Source for DoD Enrollments: DANTES Voluntary Education Fact Sheets, FY 09-FY11 Source for APUS Enrollments: Vol Ed Service Chiefs briefings, CCME 2012 and APUS Estimates

Differentiated Value Proposition = Larger Market Distribution of (Fees: 0.0% $42,000 and over Public and Nonprofit 0.0% Private Sector Adult Undergraduates age 25+) by Tuition and APEI’s low tuition provides opportunities to both expand 0.1% 0.3% 0.2% 0.4% 1.0% $39,000 to $41,999 $36,000 to $38,999 $33,000 to $35,999 $30,000 to $32,999 $27,000 to $29,999 0.0% 0.1% 0.1% 12.5% 10.9% the addressable market and capture private market share. 1.2% 1.5% 1.6% 3.5% 6.2% $24,000 to $26,999 $21,000 to $23,999 $18,000 to $20,999 $15,000 to $17,999 $12,000 to $14,999 2.2% 1.5% 2.1% 15.6% 28.2% Private Sector Audience: 0.5 MM Annual Tu 9.8% 12.0% 27.7% 34.4% 0% 10% 20% 30% 40% $9,000 to $11,999 $6,000 to $8,999 $3,000 to $5,999 $3,000 3.8% 0.0% 0.0% 0% 10% 20% 30% 40% APEI’s Target Audience: 3.2 MM 45.8% 7% % % % % Total: 5.6 Million Total 0.8 Million Source: IPEDS, Eduventures, and American Public Education Estimates. Degree-granting schools only.

The APUS Strategic Vision - A Quality Leader During the next phase in APUS’s development, in alignment with our mission, we seek to broaden student diversity (at home and abroad) and leverage technology to support the nation’s educational goals while being acknowledged as: One of the best values in online higher education.  A thought leader contributing to positive changes in higher education, and Recognized for: Rich, engaging, quality learning experience; Affordability relative to public institutions; and Committed partnerships with our key stakeholders. Moreover, APUS intends to be a key influencer in how higher education rises to meet ongoing challenges and opportunities, acting with integrity and in collaboration with key constituencies. 8

Fourth quarter 2011 revenues increased 34% year-over-year to $75.7 million Fourth Quarter Financial Highlights: Operating income increased 25% year-over-year to $19.8 million Effective tax rate was 35% in the fourth quarter of 2011 EPS diluted increased approximately 37% y/y to $0.71 per diluted share • Strong Balance Sheet with No Debt $119.0 million in Cash & Cash Equivalents $29 9 $40.8 $40 $50 Revenues In millions Net Course Registrations In thousands Net Income In millions 1 1 $8.8 $16.2 $23.9 29.9 $10 $20 $30 9 $0 1 On January 3, 2011, APUS combined each one-credit lab course with its related three-credit class resulting in one four-credit course. Net course registrations exclude other non-credit registrations and are presented as if labs and classes were combined during the year 2010 and 2011.

The following statements are based on current expectations. These statements are forward-looking and First Quarter 2012 Outlook actual results may differ materially. First Quarter 2012 (Y/Y) Net course registration growth by new students approximately 14% Net approximately 20 22% course registration growth 20-Revenue growth approximately 27% Earnings per diluted share $0.45 to $0.49 Effective tax rate approximately 39% Additional Highlights and Considerations: Changing 10 student mix primarily driven by growth in civilian student enrollment Additional FSA fraud/abuse prevention measures implemented in 1Q2012 Investments in FSA automation and other improvements may drive future efficiencies ePress initiative may help lower cost of course materials in the future 10

Fourth Quarter and Full Year 2011 Conference Call Leading the Way February 2011 February 28, 2012